Portfolio summary: The International Equity Portfolio

This Portfolio is presently closed to new investors.

What is the Portfolio’s investment objective?
The International Equity Portfolio seeks maximum long-term total return.

What are the Portfolio’s fees and expenses?
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.75%
Distribution and service (12b-1) fees	none
Other expenses	0.12%
Total annual portfolio operating expenses	0.87%

Example
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and assumes that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	$89
3 years	$278
5 years	$482
10 years	$1,073

Portfolio turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 28% of the average value of its portfolio.

What are the Portfolio’s principal investment strategies?
The Portfolio invests primarily in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income outside the U.S., and that, in the opinion of the Portfolio’s portfolio managers are undervalued at the time of purchase based on their fundamental analysis. Investments will be made mainly in marketable securities of companies located in developed countries.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (80% Policy). The Portfolio’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. Under normal circumstances, the Portfolio will invest at least 40% of its total assets in securities of non-U.S. issuers. This policy is in addition to the 80% Policy.

Equity securities include, but are not to be limited to, common stocks, securities convertible into common stock, securities having common stock characteristics, such as rights and warrants to purchase common stocks, and preferred securities. To the extent that this Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection. Additionally, the Portfolio may, from time to time, hold its assets in cash (which may be U.S. dollars or foreign currencies, including the euro), or may invest in short-term debt securities or other money market instruments. Except when the portfolio managers believe a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments.

The portfolio managers’ approach in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, the portfolio managers consider movement in the price of individual securities, and the impact of currency adjustment on a U.S.-domiciled, dollar-based investor. The portfolio managers also conduct research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value-oriented dividend discount methodology applied to individual securities and market analysis that isolates value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. The portfolio managers’ approach is long-term in orientation, and it is expected that the annual turnover rate of the Portfolio will not exceed 75% under normal circumstances.

In an international portfolio, currency returns can be an integral component of an investment’s total return. The portfolio managers will use a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the U.S. and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that would make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be overvalued. When the dollar buys more, the foreign currency may be undervalued. Securities available in an undervalued currency may offer greater return potential and may be an attractive investment.

Currency considerations carry a special risk for a portfolio of international securities, and the portfolio managers use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

From time to time, the Portfolio may invest up to 30% of its net assets in securities of issuers in the commercial banking industry; to the extent the Portfolio invests 30% of its net assets in such securities, it may be slightly more sensitive to movement in the commercial banking industry.

The Portfolio may make limited use (not more than 15% of its assets) of foreign fixed income securities when, in the portfolio managers’ opinion, attractive opportunities exist relative to those available through equity securities or the short-term investments described above. The foreign fixed income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the euro, and may include obligations of foreign governments, foreign government agencies, supranational organizations or corporations, and other private entities. Such governmental fixed income securities will be, at the time of purchase, of the highest quality (for example, AAA by S&P or Aaa by Moody’s) or of comparable quality. Corporate fixed income securities will be, at the time of purchase, rated in one of the top two rating categories (for example, AAA and AA by S&P or Aaa and Aa by Moody’s) or of comparable quality.

What are the principal risks of investing in the Portfolio?
Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. Principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; the imposition of economic or trade sanctions; or inadequate or different regulatory and accounting standards.

Foreign government/supranational securities risk — The risk that a foreign government or government-related issuer may be unable to make timely payments on its external debt obligations.

Currency risk — The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.

Derivatives risk — Derivatives contracts, such as options, futures, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security or a securities index to which a derivatives contract is associated moves in the opposite direction from what the portfolio manager anticipated. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).

Interest rate risk — The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Liquidity risk — The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

Investments not guaranteed by Delaware Management Company (Manager) or its affiliates — Neither the Manager nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

How has The International Equity Portfolio performed?
The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our website at delawareinvestments.com/institutional.

Year-by-year total return

2006	2007	2008	2009	2010	2011	2012	2013	2014	2015
30.34%	11.38%	-36.95%	21.38%	2.57%	-3.76%	9.53%	22.13%	-2.83%	-3.93%

During the periods illustrated in this bar chart, The International Equity Portfolio’s highest quarterly return was 20.51% for the quarter ended June 30, 2009 and its lowest quarterly return was -17.17% for the quarter ended March 31, 2009.

Average annual total returns for periods ended Dec. 31, 2015

	1 year	5 years	10 years
Return before taxes	-3.93%	3.75%	3.20%
Return after taxes on distributions	-4.39%	2.98%	1.96%
Return after taxes on distributions and sale of Portfolio shares	-1.56%	3.01%	2.82%
MSCI EAFE Index (gross returns) (reflects no deduction for fees,	-0.39%	4.07%	3.50%
expenses, or taxes)
MSCI EAFE Index (net returns) (reflects no deduction for fees or	-0.81%	3.60%	3.03%
expenses)

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.

Who manages the Portfolio?

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust (a Delaware statutory trust)

Sub-advisor
Mondrian Investment Partners Ltd. (Mondrian)

Portfolio managers	Title with Mondrian	Start date on the
Portfolio
Elizabeth A. Desmond, CFA	Director, Chief Investment Officer,	October 1999
International Equities
Melissa J.A. Platt, CFA	Portfolio Manager	February 2012
Nigel A. Bliss	Senior Portfolio Manager	November 2014
Andrew R. Porter, CFA	Senior Portfolio Manager	November 2014

Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries
For important information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries, please see “Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries” immediately following this Portfolio summary in this Prospectus.

INFORMATION ABOUT THE PURCHASE AND REDEMPTION OF PORTFOLIO SHARES, TAXES, AND PAYMENTS TO INTERMEDIARIES

Purchase and redemption of Portfolio shares. The Portfolio is closed to new investors. Existing shareholders of the Portfolio may continue to purchase shares. You may purchase or redeem shares of the Portfolio, as described in “How to Purchase Shares” under “Shareholder Services” below, on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: by regular mail (c/o Delaware Pooled Trust, Attn: Client Services, 2005 Market Street, Philadelphia, PA 19103-7094); by telephone to your Client Services Representative at 800 231-8002; or by wire. Shares may be purchased or redeemed in kind.

Shares of the Portfolio are offered directly to institutions and high net worth individual investors at NAV with no sales commissions or 12b-1 charges. The only type of defined contribution plan that is permitted to become a new investor in the Portfolio is a plan that represents: (i) that the decision to invest plan assets in or withdraw plan assets from the Portfolio will be made solely by a plan fiduciary, such as the plan’s board, without direction from or consultation with any plan participant; and (ii) that the plan will make no more than three separate transactions during any given calendar quarter. During periods of market volatility, the Trust may permit additional transactions on a case by case basis. The Trust is not primarily designed for defined contribution plans that are participant-directed or frequently trade Portfolio shares, and therefore it requires the above representations from any new defined contribution plan investors. The Manager reserves the right to reject any purchase order made by a new defined contribution plan investor that does not meet the above representations or that follows a pattern of market timing as described in this Prospectus.

Generally, the minimum initial investment for a shareholder of record is $1 million in the aggregate across all portfolios of Delaware Pooled® Trust. There are no minimums for subsequent contributions in the Portfolio where the aggregate minimum initial investment for the Trust has been satisfied. For additional information, please see “How to Purchase Shares” under “Shareholder Services” below.

Tax information
The Portfolio’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to broker/dealers and other financial intermediaries
If you purchase the Portfolio through a broker/dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.